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                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K/A

                                   AMENDING

              CURRENT REPORT ON FORM 8-K DATED DECEMBER 31, 1996

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   December 13, 1996
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                           FOUNTAIN OIL INCORPORATED
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            (Exact name of registrant as specified in its charter)


Delaware                               0-9147                  91-0881481
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(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
of incorporation)                                           Identification No.)



1400 Broadfield Blvd., Suite 100, Houston, Texas              77084-5163
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(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code   281-492-6992
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         (Former name or former address, if changed since last report)
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ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

          On November 29, 1996, Registrant called for redemption a series of stock purchase warrants (the "$6.00 Warrants") issued in February and March 1995, having an original expiration date of February 28, 1997, and entitling the holders thereof to purchase shares of Registrant's Common Stock at an exercise price of $6.00 per share. In connection therewith, Registrant set as the redemption date for the Warrants December 31, 1996 (the "Redemption Date"). Between December 13 and December 31, 1996, Registrant issued and sold an aggregate of 3,080,000 shares of its Common Stock, par value $0.10 per share (the "$6.00 Warrant Shares"), upon exercise of the $6.00 Warrants.

          The $6.00 Warrant Shares were sold to registered holders of the $6.00 Warrants. No underwriters were involved in the transactions. Each of the $6.00 Warrant Shares was sold for Six Dollars ($6.00) in cash consideration, and Registrant received aggregate proceeds of $18,840,000 in connection with the exercise of the $6.00 Warrants.

          In accordance with Rule 901 promulgated under the Securities Act of 1933, as amended (the "Act"), the offer and sale of the $6.00 Warrant Shares were not included within the terms "offer", "offer to sell", "sell", "sale" and "offer to buy" as used in Section 5 of the Act. Each $6.00 Warrant had endorsed thereon a legend stating that the warrant and the securities to be issued upon its exercise had not been registered under the Act and that the warrant could not be exercised by or on behalf of a U.S. person unless registered under the Act or an exemption from such registration was available. Each person exercising a $6.00 Warrant certified in writing that such person was not a U.S. person, that such warrant was not being exercised on behalf of a U.S. person, and that the warrant was being exercised outside the United States. All certificates representing $6.00 Warrant Shares were delivered to the registered holders thereof outside the United States.

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                                  SIGNATURES
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   Pursuant to the requirement of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FOUNTAIN OIL INCORPORATED


Date:   January 9, 1997                By:  /s/Susan E. Palmer
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                                            Susan E. Palmer
                                            Corporate Secretary




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